Fees Summary	Feb. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,994,045,000
Previously Paid Amount	0
Total Fee Amount	764,588.3
Total Offset Amount	0
Net Fee	$ 764,588.3